Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Larimar Therapeutics, Inc. (the “Company”), does hereby certify, to the best of such officer’s knowledge, that:

(1) The Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2021	/s/ Carole S. Ben-Maimon, M.D.
Carole S. Ben-Maimon, M.D.
President and Chief Executive Officer
(Principal Executive Officer)

Date: November 12, 2021	/s/ Michael Celano
Michael Celano
Chief Financial Officer
(Principal Financial and Accounting Officer)